SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 13, 2003


                                EQUITY ONE, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)


              001-13499                               52-1794271
       (Commission File Number)          (I.R.S. Employer Identification No.)


        1696 NE Miami Gardens Drive
         North Miami Beach, Florida                     33179
   (Address of principal executive offices)           (Zip Code)


                                 (305) 947-1664
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)







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Item 5. Other Events.

     On May 13, 2003, Equity One, Inc., a Maryland corporation, entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with Deutsche Bank Securities Inc., as the underwriter, with respect to the issue and sale by Equity One of 3,000,000 shares of its common stock in an underwritten public offering. Equity One has granted the underwriter an option to purchase up to 450,000 additional shares of common stock to cover over-allotments. The shares of common stock were registered under the Securities Act of 1933, as amended, pursuant to Equity One's shelf registration statement on Form S-3 (Registration No. 333-81216) and were offered to the public at $16.42 per share.

     A copy of the press release issued by Equity One on May 13, 2003 announcing the public offering is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          1.1 * Underwriting Agreement dated as of May 13, 2003 between Equity One and Deutsche Bank Securities Inc.

          5.1  Opinion of Venable, Baetjer and Howard, LLP.

          23.1 Consent of Venable,  Baetjer and Howard, LLP (included in Exhibit
               5.1 hereto).

          99.1 Press Release, dated May 13, 2003, of Equity One, Inc.

     --------------------------------

     * Equity One hereby agrees to furnish to the Securities and Exchange Commission, supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITY ONE, INC.


Date: May 15, 2003                     By: /s/ Howard M. Sipzner
                                       --------------------------------
                                       Howard M. Sipzner
                                       Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit Number      Description of Exhibit
--------------      ----------------------

     1.1 Underwriting Agreement dated as of May 13, 2003 between Equity One, Inc. and Deutsche Bank Securities Inc.

     5.1            Opinion of Venable, Baetjer and Howard, LLP

     99.1           Press Release, dated May 13, 2003, of Equity One, Inc.




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